EXHIBIT 99.1

AGREEMENT FOR THE PURCHASE AND SALE OF

CAPITAL STOCK OF

ELLISLAB CORP.

This Agreement ("Agreement") is made as of September 30, 2019, between Digital Locations, Inc., a Nevada corporation (the "Seller"), and Rick Ellis (the "Purchaser”).

WHEREAS, the Seller is in the business of developing artificial intelligence technologies to create personalized digital content for websites (the “Core Business”).

WHEREAS, Seller owns Two Hundred (200) shares of common stock of EllisLab Corp., a Nevada corporation, (the "Company"), which said shares represent all of the issued and outstanding shares of common stock of the Company and the only class of stock of the Company (the “Shares”). The Company is in the business of supporting a free open-source content management system (“ExpressionEngine”);

WHEREAS, the Company has experienced continuing operating losses since transforming ExpressionEngine into an open-source free software business model;

WHEREAS, the board of directors of the Seller deems it in its best interest to divest the Company, a business that is not critical to its Core Business;

WHEREAS, the Purchaser, Rick Ellis, is the president and CEO of the Company;

WHEREAS, the Seller desires to sell and the Purchaser desires to purchase the Shares currently owned by the Seller.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Purchase and Sale.

1.1 Pursuant to the terms and conditions of this Agreement, the Seller hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase from the Seller, the Shares.

1.2 The total purchase price for the Shares to be paid by the Purchaser to the Seller at the Closing, as provided in Section 1.3 hereof, shall be Ten Thousand Dollars ($10,000), (the "Purchase Price").

1.3 In lieu of cash payment, the Purchaser shall tender, and the Seller shall accept, Thirty Six Thousand (36,000) shares of Series C Preferred Stock in Digital Locations, Inc., which represent all the issued and outstanding shares of this class of preferred stock and are currently owned by the Purchaser, as full and complete payment of the Purchase Price.

Section 2. Closing.

2.1 The closing shall take place, subject to the conditions set forth in Section 2.2 hereof at 10:00 A.M. on September 30, 2019, at the offices of the Company or such other time or place as the parties hereto may mutually agree. The date and time of closing are herein referred to as the "Closing Date" or the "Closing."

2.2 The obligation of the Seller to sell the Shares, and the obligation of the Purchaser to purchase the Shares, is subject to the conditions set forth below being complied with to the satisfaction of, or waived by, the Seller or the Purchaser, as the case may be, on or before the Closing Date.

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2.2.1 Delivery of Stock Certificates. The Seller shall deliver to the Purchaser one or more stock certificates evidencing the Shares, duly endorsed to the Purchaser or accompanied by duly executed stock powers.

2.2.2 Delivery of Purchase Price. The Purchaser shall deliver to the Seller one or more stock certificates evidencing the Thirty-Six Thousand (36,000) shares of Series C Preferred Stock of Digital Locations, Inc., duly endorsed to the Seller or accompanied by duly executed stock powers.

2.2.3 Seller’s Representations of Warranties. The representations and warranties of the Seller contained in this Agreement shall be true and correct as of the Closing Date.

2.2.4 Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct as of the Closing Date.

Section 3. Seller’s Representations and Warranties.

Seller represents and warrants to Purchaser that:

3.1 Organization, Good Standing, etc. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified. The Company has all requisite corporate power and authority to carry on its business as now conducted.

3.2 Authorization. This Agreement has been duly authorized, executed and delivered by the Seller.

3.3 Shares. Seller is the lawful owner, of record and beneficially, of the Shares and has good and merchantable title thereto, free and clear of all liens, encumbrances, options, charges, equities and claims of any kind whatsoever, and he has full right and legal capacity to transfer and sell the Shares to the Purchaser under the terms and conditions contained herein and that upon delivery of the certificates representing the Shares to the Purchaser, together with executed stock powers thereof, the Purchaser will own legal and equitable title to the Shares, free and clear of all liens, encumbrances, charge’s options, equities and claims of any kind, except for the security interest of the Seller in the Shares as security for receipt of the deferred portion of the Purchase Price. The Shares represent all of the issued and outstanding shares of the Company.

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Section 4. Purchaser’s Representation and Warranties.

The Purchaser represents and warrants to the Seller that:

4.1. Securities Laws. The Purchaser acknowledges and agrees that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, and that the transfer of the Shares may be effected only pursuant to an effective registration under the Securities Act and applicable state securities laws or an exemption therefore. The Purchaser is acquiring the Shares for his own account for the purpose of investment only and not with a present intention to transfer, hypothecate, resell or otherwise distribute such Shares within the meaning of the Securities Act and applicable state securities laws.

4.2 As-Is Condition. The Purchaser has been the CEO of the Company since inception, there are no assets or liabilities, contingent or otherwise, of the Company that are unknown to the Purchaser. Therefore, the Purchaser accepts the Company in an “as-is” condition at Closing. The Purchaser agrees that the Seller shall have no warranty obligations whatsoever after Closing, as it pertains to the Company, aside from the Seller’s representations and warranties in Section 3 above.

Section 5. Further Assurances.

5.1. By Seller. The Seller will do, execute, acknowledge and deliver, or shall cause to be done, executed, acknowledged and delivered all such further acts, conveyances and assurances the Purchaser may reasonably require for accomplishment of the purposes of this Agreement.

5.2. By Purchaser. The Purchaser will do, execute, acknowledge and deliver, or shall cause to be done, executed, acknowledged and delivered, all such further acts, conveyances and assurances as Seller may reasonably require for accomplishment of the purposes of this Agreement.

5.3 Release of Obligations. Upon the close of this transaction, the Purchaser shall be forever released from the Covenant Not to Compete and the Lockup of Stock Consideration, as described in Sections 2.1 and 2.2 of the Agreement and Plan of Merger executed by the parties on November 30, 2018.

Section 6. Miscellaneous.

6.1. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

6.2. Amendment. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing which purports to terminate, amend, supplement, waive or modify this Agreement or any of the terms hereof and is signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought.

6.3. Successors and Assigns. The terms of this Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective successors and assigns.

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6.4. Governing Law. This Agreement, including all matters of construction, validity and performance, shall in all respects be governed by, and construed in accordance with, the laws of the State of Nevada.

6.5. Notices. Except as otherwise provided in this Agreement, all notices hereunder shall be in writing and shall be given by mail, personal delivery, overnight courier, telecopy or any other customary means of written communication at the addresses set forth on the signature pages hereof, or at such other addresses as may be specified by written notice to the parties hereto, and shall become effective when received by the addressees.

6.6. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceable of such provision in any other jurisdiction.

6.7. Headings. The headings used herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

6.8. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date and year first above written.

Seller:	Purchaser:
Digital Locations, Inc.

/s/ William E. Beifuss, Jr.	/s/ Rick Ellis
William E. Beifuss, Jr.	Rick Ellis
President

Address:	Address:

Digital Locations, Inc. 3700 State Street, Suite 350 Santa Barbara, CA 93105

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ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, Digital Locations, Inc. hereby sells, assigns and transfers unto Rick Ellis, Two Hundred (200) Shares of the Common Capital Stock of EllisLab Corp., a Nevada corporation (the "Company"), standing in its name on the books of the Company represented by Certificate No. 1 herewith and does hereby irrevocably constitute and appoint _____________, attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated: September 30, 2019

Digital Locations, Inc.

/s/ William E. Beifuss, Jr.
William E. Beifuss, Jr. President

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ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, Rick Ellis, Inc. hereby sells, assigns and transfers unto Digital Locations, Inc., Thirty-Six Thousand (36,000) shares of Series C Preferred Stock Digital Locations, Inc., a Nevada corporation, standing in its name on the books of the Digital Locations, Inc. represented by Certificate No. 1 herewith and does hereby irrevocably constitute and appoint __________________, attorney-in-fact to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated: September 30, 2019

/s/ Rick Ellis

Rick Ellis

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